UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2025

GigCapital7 Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42262	98-1790710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2025, GigCapital7 Corp., a Cayman Islands exempted company (which will transfer by way of continuation and domesticate as a Delaware corporation prior to the Closing (as defined below)) (“GigCapital7”), entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of September 27, 2025, by and among GigCapital7, MMR Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of GigCapital7 (“Merger Sub”), and Hadron Energy, Inc., a Delaware corporation (the “Company”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company (the Company, in its capacity as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Company”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transactions.” The Company, Merger Sub, and GigCapital7 are referred to herein individually as a “Party” and, collectively, as the “Parties.” The combined company’s business will continue to operate through the Company. This Current Report on Form 8-K (this “Current Report”) provides a summary of the Business Combination Agreement and the other agreements entered into (and certain agreements to be entered into) in connection with the Transactions. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements or the forms of these agreements, as applicable, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 to this Current Report and are incorporated by reference into this Current Report.

The Business Combination Agreement and the Transactions were approved by the board of directors of GigCapital7 and the board of directors of the Company.

Business Combination Agreement

The below description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties, and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about GigCapital7, the Company, or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants, and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants, and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants, and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in GigCapital7’s or the Company’s public disclosures.

The Domestication

At least two (2) days prior to the Closing Date (as defined below), subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, GigCapital7 will transfer by way of continuation from the Cayman Islands to the State of Delaware and domesticate as a Delaware corporation (“Domesticated GigCapital7”) in accordance with Section 388 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Part 12 of the Companies Act (as revised) of the Cayman Islands (the “Cayman Companies Act,” and such continuation and domestication, the “Domestication”).

By virtue of the Domestication upon its effectiveness, (a) each then issued and outstanding Class A ordinary share of GigCapital7 (each a “Class A Ordinary Share”) (other than any Class A Ordinary Share included in the Cayman Purchaser Units (as defined in the Business Combination Agreement)) shall convert automatically, on a one-for-one basis, into one (1) share of common stock of Domesticated GigCapital7 (the “Domesticated Purchaser Common Stock”); (b) each then issued and outstanding Class B ordinary share of GigCapital7 (each a “Class B Ordinary Share”) shall convert automatically, on a one-for-one basis, into one (1) share of Class B common stock of Domesticated GigCapital7 (the “Domesticated Purchaser Class B Common Stock”); (c) each then issued and outstanding warrant of GigCapital7 (other than any Cayman Purchaser Public Warrants (as defined in the Business Combination Agreement)) included in the Cayman Purchaser Units) (each a “Cayman Purchaser Warrant”) shall convert automatically into a warrant to acquire one (1) share of Domesticated Purchaser Common Stock (each a “Domesticated Purchaser Warrant”), pursuant to the Warrant Agreement (as defined in the Business Combination Agreement); and (d) each then issued and outstanding Cayman Purchaser Units shall be cancelled and will thereafter entitle the holder thereof to one (1) share of Domesticated Purchaser Common Stock and one (1) Domesticated Purchaser Warrant, in each case without any action on the part of GigCapital7, Merger Sub, the Company or any holder of securities of any of the foregoing.

The Merger and Consideration

Following the Domestication, at the Effective Time (as defined in the Business Combination Agreement), by virtue of the Merger, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into one (1) share of common stock, par value $0.0001, of the Surviving Company.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the Effective Time:

(i)

each issued and outstanding share of common stock of the Company (the “Company Common Stock”), except for (a) shares held by GigCapital7 or Merger Sub (or any subsidiaries of GigCapital7), (b) shares held by the Company as treasury stock, if any (each share covered in subclause (a) and (b), an “Excluded Share”), (c) shares held by stockholders who have properly exercised and not withdrawn appraisal rights under Delaware law (the “Dissenting Shares”), and (d) shares of the Company Common Stock issued pursuant to an award of restricted stock that is, as of immediately prior to the Closing Date, subject to a substantial risk of forfeiture and is not transferable (the “Company Restricted Shares”), will be cancelled and converted into the right to receive the Per Share Merger Consideration (as defined below), as set forth in the Business Combination Agreement.

(ii)	each Excluded Share shall be automatically cancelled and retired without any conversion thereof and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(iii)

each option to purchase shares of the Company Common Stock (the “Company Option”) that is outstanding immediately prior to the Effective Time will be automatically assumed by Domesticated GigCapital7 and converted into an option to purchase a number of shares of Domesticated Purchaser Common Stock (such option, an “Exchanged Option”), equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (y) the Exchange Ratio (as defined below), at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio.

(iv)

each award of the Company Restricted Shares (the “Company Restricted Share Award”) that is outstanding immediately prior to the Effective Time will be automatically assumed by Domesticated GigCapital7 such that each Company Restricted Share Award will be converted into an award for a number of restricted shares of Domesticated Purchaser Common Stock (such award, an “Exchanged RSAs”), equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Restricted Shares and (y) the Exchange Ratio.

Additionally, the outstanding Company Simple Agreements for Future Equity (“SAFEs”) will automatically convert, immediately prior to the Effective Time, into a number of shares of Company Common Stock determined in accordance with the terms of such Company SAFE. Post-conversion, such shares will be treated as Company Common Stock and receive the consideration described above for Company Common Stock at the Effective Time.

The “Per Share Merger Consideration” in respect of each share of Company Common Stock (other than Excluded Shares, Dissenting Shares and Company Restricted Shares) that is issued and outstanding, or deemed to be issued and outstanding, immediately prior to the Effective Time, shall be a number of shares of Domesticated Purchaser Common Stock equal to the Exchange Ratio. The “Exchange Ratio” means the quotient of: (a) the Aggregate Merger Consideration; divided by (b) the Company Fully Diluted Capital. The “Aggregate Merger Consideration” means the number of shares of Domesticated Purchaser Common Stock equal to the difference of: (a) the Aggregate Domesticated Purchaser Common Stock; minus (b) 13,333,333 shares of Domesticated Purchaser Common Stock; provided, however, that if the Company has any indebtedness outstanding as of the closing of the Merger, the Aggregate Merger Consideration shall be further reduced by a number of shares of Domesticated Purchaser Common Stock equal to the amount of such indebtedness divided by $10.59 (the “Per Share Price”) (rounded down to the nearest whole share). The “Aggregate Domesticated Purchaser Common Stock” means the number of shares of Domesticated Purchaser Common Stock equal to the quotient of: (a) $1,200,200,000; divided by (b) the Per Share Price. The “Company Fully Diluted Capital” means the sum (without duplication) of the aggregate number of (a) shares of Company Common Stock (other than Company Restricted Shares) that are issued and outstanding immediately prior to the Effective Time assuming and after giving effect to the conversion of all Company SAFEs, (b) Company Restricted Shares that are issued and outstanding immediately prior to the Effective Time, and (c) all shares of Company Common Stock issuable upon full exercise of all Company Options outstanding as of immediately prior to the Effective Time (calculated using the treasury method of accounting on a cashless exercise basis).

The Sponsor Share Conversion

At the Effective Time, by virtue of the Merger and the applicable provisions of the certificate of incorporation of Domesticated GigCapital7 (the “Domesticated Purchaser Charter”), each share of Domesticated Purchaser Class B Common Stock then issued and outstanding shall be automatically cancelled and extinguished and converted into one (1) share of Domesticated Purchaser Common Stock.

The Redemption

GigCapital7 will provide an opportunity to the holders of its public shares to have their public shares redeemed on the terms and conditions set forth in this Agreement and the Cayman Purchaser Articles (the “Redemption”). Subject to receipt of the approval of the Business Combination Agreement by the GigCapital7 shareholders, GigCapital7 will carry out the Redemption at the Effective Time in accordance with the Cayman Purchaser Articles and the Domesticated Purchaser Charter.

The Closing

The closing of the Merger (the “Closing”) will occur as promptly as practicable, but in no event later than three (3) business days, after the satisfaction or, if permissible, waiver of the conditions set forth in the Business Combination Agreement, or at such other date, time, or place as GigCapital7 and the Company may agree. The date of such Closing is referred to as the “Closing Date.”

Stock Exchange Listing

From and after the Closing, the Parties intend to list on Nasdaq or the NYSE, as applicable (the “Applicable Exchange”), only the Domesticated Purchaser Common Stock and the Domesticated Purchaser Warrants.

The Post-Closing Board of Directors and Executive Officers

The board of directors of Domesticated GigCapital7 following the Closing (the “Post-Closing Board”) will consist of seven (7) directors consisting of (i) three (3) directors who are designated prior to the Closing by the Company and are reasonably acceptable to GigCapital7, at least one (1) of whom shall qualify as an “independent director” under Applicable Exchange rule, (ii) three (3) directors designated by GigCapital7 prior to the Closing, all of whom will qualify as “independent directors” under Applicable Exchange rule, and each of whom is reasonably acceptable to the Company, provided, that, subject to such qualification as an independent director, Dr. Avi Katz shall be entitled to serve as one such director and as the chairman of the Post-Closing Board, and Dr. Raluca Dinu shall be entitled to serve as another such director and (iii) one (1) industry expert director mutually agreed upon by the Company and GigCapital7 prior to the Closing.

Proxy Statement and Registration Statement

As promptly as practicable after the execution of the Business Combination Agreement and receipt by GigCapital7 of any audited or unaudited financial statements of the Company that are required by applicable law to be included in the Proxy Statement/Registration Statement (as defined below), (x) GigCapital7 and the Company will jointly prepare and GigCapital7 will file with the SEC, mutually acceptable materials, including the proxy statement to be filed with the SEC as part of the registration statement and sent to GigCapital7’s shareholders in connection with the shareholder meeting to approve the Business Combination Agreement (such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”), and (y) GigCapital7 will prepare (with the Company and its representatives’ reasonable cooperation) and file with the SEC a registration statement on Form S-4 (the “Registration Statement”), in which the Proxy Statement will be included as a prospectus (the “Proxy Statement/Registration Statement”), to register the Domesticated Purchaser Common Stock issued in connection with the Merger under the Securities Act of 1933, as amended (the “Securities Act”). The filing fees payable to the SEC in connection with the Proxy Statement/Registration Statement will be paid entirely by the Company at its sole cost and expense.

GigCapital7 will convene and hold an extraordinary general meeting of GigCapital7 shareholders (the “GigCapital7 Shareholders’ Meeting”) as promptly as practicable after the date on which the Proxy Statement/Registration Statement becomes effective (but in any event no later than thirty (30) days after the date on which the Proxy Statement is mailed to shareholders of GigCapital7) for the purpose of voting solely upon (a) the adoption and approval of the Business Combination Agreement in accordance with applicable law and exchange rules and regulations, (b) approval of the Domestication, (c) adoption of the Post-Closing Charter (as defined in the Business Combination Agreement) and Domesticated GigCapital7 bylaws upon Domestication, (d) approval of the issuance of shares of Domesticated Purchaser Common Stock, (e) approval of the adoption by Domesticated GigCapital7 of the Equity Incentive Plan (as defined below), (f) appointment of the director nominees in accordance with the Post-Closing Board described above, (g) adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Registration Statement or correspondence related thereto and (h) adoption and approval of any other proposals as reasonably agreed by GigCapital7 and the Company to be necessary or appropriate in connection with the Transactions (such proposals in (a) through (h), together, the “Transaction Proposals”). The board of directors of GigCapital7 will recommend to the shareholders of GigCapital7 that they approve the Transaction Proposals and will include such recommendation in the Proxy Statement.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties to the Business Combination Agreement with respect to, among other things, (a) organization and standing, (b) authorization and binding agreement, (c) capitalization, (d) subsidiaries, (e) no conflict; governmental consents and filings, (f) financial statements, (g) undisclosed liabilities, (h) absence of certain changes, (i) compliance with laws, (j) government contracts, (k) company permits, (l) litigation, (m) material contracts, (n) intellectual property, (o) U.S. nuclear regulatory matters, (p) taxes and returns, (q) real property, (r) personal property, (s) employee matters, (t) benefits plans and (u) environmental matters.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Transactions and efforts to satisfy the conditions to consummation of the Transactions.

Equity Plan

GigCapital7 and the Company will use commercially reasonable efforts to agree to a form of equity incentive plan that provides for grants of equity-based incentive awards to eligible service providers of the Company (the “Equity Incentive Plan”). If such Equity Incentive Plan is in agreed form prior to the effective date of the Registration Statement, GigCapital7 will, prior to the Closing Date, adopt such Equity Incentive Plan and submit it for approval of the GigCapital7 shareholders at the GigCapital7 Shareholders’ Meeting. The Equity Incentive Plan will have an initial share reserve equal to approximately ten percent (10%) of Domesticated Purchaser Common Stock (on a fully diluted basis), immediately following the Effective Time. The Equity Incentive Plan will include an “evergreen” provision, pursuant to which, on the first day of each calendar year, commencing with the first calendar year following the year in which the Effective Time occurs, the number of shares reserved for issuance under the Equity Incentive Plan will automatically increase by five percent (5%) of the total number of shares of Domesticated Purchaser Common Stock outstanding on such date (on a fully diluted basis), unless otherwise determined by the Post-Closing Board.

Exclusivity Restrictions

Pursuant to the terms of the Business Combination Agreement, from the date of the Business Combination Agreement to the Closing or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, each Party has agreed, among other things, not to, without the prior written consent of the Company and GigCapital7, directly or indirectly, (i) solicit, assist, initiate, continue or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal (as defined in the Business Combination Agreement), (ii) furnish any non-public information regarding such Party or its affiliates or their respective businesses, operations, assets, liabilities, financial condition, prospects or employees to any person or group (other than a Party to the Business Combination Agreement or their respective representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any person or group with respect to, or that is intended or could reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, or (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal.

PIPE Investment

From time to time following the execution and delivery of the Business Combination Agreement and prior to the Closing, GigCapital7 may enter into subscription agreements on forms mutually acceptable to the Company and the GigCapital7 (the “PIPE Subscription Agreements”) with investors (the “PIPE Investors”) pursuant to which, and on the terms and subject to the conditions of which, the PIPE Investors will agree to make a private investment in Domesticated GigCapital7, which commitment may be subject to potential offset by certain Class A Ordinary Shares owned by the PIPE Investors that the PIPE Investors do not redeem (such investments, the “PIPE Investment”).

GigCapital7 will use its reasonable best efforts to satisfy or cause to be satisfied the conditions of the closing obligations contained in any PIPE Subscription Agreements and consummate the transactions contemplated thereby, including using its reasonable best efforts to enforce its rights, as applicable, under such PIPE Subscription Agreements to cause the other parties to such PIPE Subscription Agreement, as applicable, to pay to (or as directed by) Domesticated GigCapital7 the applicable purchase price under such PIPE Subscription Agreement in accordance with its terms. Unless otherwise approved in writing by each of GigCapital7 and the Company, neither GigCapital7 nor the Company shall, following execution of any PIPE Subscription Agreement, amend, modify, supplement, waive or terminate, or agree or provide consent to amend, modify, supplement, waive or terminate (the approval from GigCapital7 or the Company, not to be unreasonably withheld, conditioned or delayed), any provision or remedy under, or any replacement of, such PIPE Subscription Agreement, other than, in each case, any assignment or transfer contemplated in such PIPE Subscription Agreement or expressly permitted by such PIPE Subscription Agreement (without any further amendment, modification or waiver to such assignment or transfer provision).

Conditions to Closing

The consummation of the Transactions is subject to the receipt of the requisite approval of the shareholders of GigCapital7 and stockholders of the Company, and the fulfillment of certain other conditions, as described in greater detail below.

Mutual Conditions to Closing

Under the Business Combination Agreement, the obligations of the Parties to consummate the Transaction are subject to the satisfaction or written waiver (where permissible) of certain conditions, including: (i) no adverse law or order has been entered into that would make the Business Combination Agreement, or the Transactions, illegal or otherwise prevent or prohibit consummation of the Transactions; (ii) the Registration Statement has been declared effective by the SEC and remains effective as of the Closing; (iii) receipt of the conditional approval for the listing of Domesticated Purchaser Common Stock on the Applicable Exchange upon the Closing; (iv) expiration of the waiting period (and any extensions thereof) under the HSR Act (as defined in the Business Combination Agreement) and any other Antitrust Laws (as defined in the Business Combination Agreement) and receipt of any approval required under any other Antitrust Laws; and (v) the Company has no outstanding indebtedness for borrowed money, and all current debts, if any, have been paid in full, discharged, or otherwise satisfied or cancelled prior to the Closing, such that the Company’s balance sheet as of the Closing reflects no indebtedness for borrowed money, except (a) trade payables and accrued expenses incurred in the ordinary course of business, and (b) as otherwise agreed in writing by GigCapital7.

The Company’s Conditions to Closing

The obligations of the Company to consummate the Transactions are further subject to the satisfaction or written waiver (where permissible) of additional conditions, including: (i) the truth and accuracy of the representations and warranties of GigCapital7 and Merger Sub, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by GigCapital7 and Merger Sub with their respective agreements and covenants under the Business Combination Agreement; (iii) no Purchaser Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) the Domestication having been completed and a time-stamped copy of the certificate issued by the Secretary of State of the State of Delaware in relation thereto having been delivered to the Company; (v) GigCapital7 having made the arrangements to have the net proceeds remaining in GigCapital7’s trust account (after giving effect to all Redemptions) available to Domesticated GigCapital7 at the Closing; (vi) after giving effect to the transactions contemplated by the Business Combination Agreement (including any PIPE Financing), Domesticated GigCapital7 will have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time; (vii) the Available Closing SPAC Cash (as defined in the Business Combination Agreement) will not be less than $20,000,000; (viii) all actions have been taken to constitute the Post-Closing Board as contemplated by the Business Combination Agreement; (ix) Domesticated GigCapital7’s governing documents have been amended and restated in the agreed upon forms of the Post-Closing Charter and the Post-Closing Bylaws (as defined in the Business Combination Agreement), and such Post-Closing Charter has been filed with the Secretary of State of the State of Delaware and such Post-Closing Bylaws have been adopted; (x) receipt of a customary officer’s certificate of GigCapital7, certifying as to the satisfaction of the applicable closing conditions; (xi) receipt of a customary secretary’s certificate of GigCapital7, certifying as to and attaching (A) copies of Domesticated GigCapital7’s and Merger Sub’s governing documents as in effect as of the Closing Date (after giving effect to the Domestication) and (B) the resolutions of GigCapital7’s and Merger Sub’s board of directors authorizing and approving the Business Combination Agreement, each of the Ancillary Documents and the consummation of the Transactions; and (xii) GigCapital7 has delivered, or caused to be delivered, all Ancillary Documents to the Company.

GigCapital7 and Merger Sub’s Conditions to Closing

The obligations of GigCapital7 and Merger Sub to consummate the Merger are further subject to the satisfaction or written waiver (where available) of additional conditions, including: (i) the truth and accuracy of the representations and warranties of the Company, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the Company with its agreements and covenants under the Business Combination Agreement; (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) the Company having not received from the United States Nuclear Regulatory Commission (the “NRC”) any formal written communication that would (A) have a material and adverse impact on the ability of the Company to consummate the Merger, or (B) prevent the Company from continuing its regulatory engagement with the NRC; (v) all outstanding Company SAFEs shall have been amended and converted into shares of Company Common Stock and no Company SAFE shall remain outstanding as of immediately prior to the Effective Time; (vi) a customary officer’s certificate of the Company, certifying as to the satisfaction of the applicable closing conditions; (vii) receipt of a customary secretary’s certificate of the Company, certifying as to and attaching (A) copies of the Company’s governing documents as in effect as of the Closing Date and (B) the resolutions of the Company’s board of directors authorizing and approving the Business Combination Agreement, each of the Ancillary Documents (as defined in the Business Combination Agreement) and the consummation of the Transactions; (viii) the Company has delivered, or caused to be delivered, all Ancillary Documents.

Termination

The Business Combination Agreement may be terminated by GigCapital7 or the Company under certain circumstances, including, among others: (i) by mutual written consent of GigCapital7 and the Company; (ii) by the Company if there has been a Modification in Recommendation (as defined in the Business Combination Agreement) or by GigCapital7 if there has been a Company Board Recommendation Change (as defined in the Business Combination Agreement); (iii) by written notice by GigCapital7 or the Company if any of the conditions to the Closing set forth in Article VII of the Business Combination Agreement have not been satisfied or waived by April 30, 2026 (the “Outside Date”); (iv) by written notice by either GigCapital7 or the Company if a governmental authority has issued an order prohibiting the transactions contemplated by the Business Combination Agreement; (v) by written notice to GigCapital7 from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of GigCapital7 or Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty shall have become untrue or inaccurate, in any case, such that the conditions specified in the Business Combination Agreement with respect to the truth and accuracy of representations and warranties or material compliance of the performance of covenants would not be satisfied at the Closing, and such breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) 20 days after written notice of such breach or inaccuracy is provided to GigCapital7 or (b) the Outside Date, subject to certain exceptions; (vi) by written notice to the Company from GigCapital7 if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, or if any representation or warranty shall have become untrue or inaccurate, in any case, such that the conditions specified in the Business Combination Agreement with respect to the truth and accuracy of representations and warranties or material compliance of the performance of covenants would not be satisfied at the Closing, and such breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) 20 days after written notice of such breach or inaccuracy is provided to the Company or (b) the Outside Date, such that the conditions specified would not be satisfied at the Closing, subject to certain exceptions; and (vii) by written notice by GigCapital7 if the Company does not deliver a Transaction Support Agreement (as defined below) on or prior to the Transaction Support Agreement Deadline (as defined in the Business Combination Agreement), or if it fails to obtain and deliver Company Stockholder Approval, subject to certain exceptions.

Sponsor Support Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, the Company, GigCapital7, and GigAcquisitions7 Corp., a Cayman Islands exempted company (the “Sponsor”), have executed the Sponsor Support Agreement, dated September 27, 2025 (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to vote all of its shares of Domesticated Purchaser Common Stock (the “GigCapital7 Sponsor Shares”), among other things, in favor of (i) adopting and approving the Business Combination Agreement, the Merger, and the Transactions, and (ii) approving each of the proposals and any other matters necessary or reasonably requested by GigCapital7 for consummation of the Merger and the Transactions.

The Sponsor has further agreed to vote against (i) any action, agreement, transaction, or proposal that would result in a material breach of any covenant, representation, warranty, or other obligation of GigCapital7 under the Business Combination Agreement or that would reasonably be expected to prevent the Merger from being consummated, (ii) any business combination proposal other than with the Company, (iii) any other action that would reasonably be expected to (A) impede, interfere with, delay, postpone or attempt to discourage, frustrate the purpose of, result in the termination or failure to consummate of, prevent or nullify any provision of, the Sponsor Support Agreement, the Business Combination Agreement or any other obligation or agreement in connection with the Business Combination Agreement or any of the Transactions or adversely affect the Merger or any of the Transactions, or (B) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in the Sponsor Support Agreement, the Business Combination Agreement or any other obligation or agreement in connection with the Business Combination Agreement or the Transactions, and (iv) change in any manner the voting rights of any class of GigCapital7’s share capital.

The Sponsor has provided the Company with an irrevocable proxy to vote the GigCapital7 Sponsor Shares in a manner that is consistent with the above stated voting obligations of the Sponsor.

The Sponsor Support Agreement restricts the Sponsor from transferring all of its GigCapital7 Sponsor Shares prior to the earliest of: (i) the Closing, (ii) termination of the Business Combination Agreement, or (iii) mutual agreement of parties.

The foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the form of Sponsor Support Agreement, a copy of which is filed with this Current Report as Exhibit 10.1, and the terms of which are incorporated into this Current Report by reference.

Transaction Support Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, GigCapital7 and two stockholders of the Company, Samuel Gibson and Mark Kress, who collectively own more than 50% of the Company’s issued and outstanding Company Common Stock and are the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, (collectively, the “Supporting Company Stockholders”), have executed the Transaction Support Agreement, dated September 27, 2025 (the “Transaction Support Agreement”), pursuant to which the Supporting Company Stockholders have agreed, among other things, to vote all of their shares of the Company Common Stock in favor of adopting and approving the Business Combination Agreement, the Merger, and the Transactions.

The Supporting Company Stockholders have further agreed, subject to the Closing, to the termination of any of their rights under the Company’s Bylaws or any letter agreement providing for redemption rights, put rights, purchase rights, or similar rights that are not generally available to all stockholders, effective immediately prior to the Closing, and agree that prior thereto, the Supporting Company Stockholders will not exercise such rights in any manner inconsistent with the Business Combination Agreement or otherwise reasonably likely to interfere with, delay, impede, frustrate or prevent the consummation of the Merger.

The Transaction Support Agreement restricts the Supporting Company Stockholders from directly or indirectly, (a) selling, assigning, transferring (including by operation of law), creating any lien or pledge, disposing of, or otherwise encumbering any of the shares or otherwise, or agreeing to do any of the foregoing, except if pursuant to the Business Combination Agreement or to another stockholder bound by the terms of the Transaction Support Agreement; (b) depositing any shares into a voting trust or entering into a voting agreement or arrangement or granting any proxy or power of attorney with respect thereto that is inconsistent with the Transaction Support Agreement; and (c) entering into any contract, option or other arrangement or undertaking with respect to the direct acquisition or sale, assignment, transfer or other disposition of any shares, except as set forth in the Business Combination Agreement or the Transaction Support Agreement.

The foregoing description of the Transaction Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the form of Transaction Support Agreement, a copy of which is filed with this Current Report as Exhibit 10.2, and the terms of which are incorporated into this Current Report by reference.

Registration Rights Agreement

In connection with the Transactions, simultaneously with the Closing, Domesticated GigCapital7 and certain holders named therein will enter into at the Closing an amended and restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) that amends and restates the Registration Rights Agreement, dated August 28, 2024, by and among GigCapital7, the Sponsor and certain other security holders named therein (the “Original Registration Rights Agreement”). Under the terms of the Amended and Restated Registration Rights Agreement, Domesticated GigCapital7 will be obligated to file one or more registration statements to register the resale of shares of Domesticated Purchaser Common Stock held by the Holders (as defined in the Registration Rights Agreement) after the Closing.

Pursuant to the terms of the Amended and Restated Registration Rights Agreement, Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) are entitled to make a written demand for registration under the Securities Act of all or part of their Registrable Securities, up to a total of three (3) such demand registrations. In addition, subject to certain requirements and customary conditions, such Holders may request at any time or from time to time that Domesticated GigCapital7 file a registration statement on Form S-3 (or any similar short-form registration statement that may be available) to register the resale of their Registrable Securities. The Amended and Restated Registration Rights Agreement also provides such Holders with “piggyback” registration rights, allowing Holders to include their Registrable Securities in other registration statements filed by Domesticated GigCapital7, subject to certain requirements and customary conditions.

Under the Amended and Restated Registration Rights Agreement, Domesticated GigCapital7 will indemnify the Holders of Registrable Securities, as well as their officers, directors, agents, and each person who controls such Holder (within the meaning of the Securities Act), against any losses, claims, damages, liabilities, and out of pocket expenses (including reasonable attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any registration statement or prospectus, any violation by Domesticated GigCapital7 of applicable securities laws or regulations in connection with such registration or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such losses arise from information furnished in writing to Domesticated GigCapital7 by such Holder expressly for use therein.

The foregoing description of the Amended and Restated Registration Rights Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the form of Amended and Restated Registration Rights Agreement, a copy of which is filed with this Current Report as Exhibit C to Exhibit 2.1, and the terms of which are incorporated into this Current Report by reference.

Lock-Up Agreement

In connection with the Transactions, simultaneously with the Closing, GigCapital7, the Company, and all stockholders of the Company (such holders, the “Lock-Up Party”) will enter into a Lock-Up Agreement regarding the securities of Domesticated GigCapital7 (the “Lock-Up Agreement”).

The Lock-Up Agreement will provide that, during the Lock-Up Period (as defined below), subject to certain exceptions, the Lock-Up Party will not, with respect to the Lock-Up Securities, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder with respect to, any security, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce the intention to effect any transaction specified in clause (i) or (ii) (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”).

The “Lock-Up Period” commences on the Closing Date and ends on the earliest of: (a) six months following the Closing Date, (b) subsequent to the Closing, the date on which the closing price of Domesticated Purchaser Common Stock equals or exceeds $11.50 per share for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing at least ninety (90) days after the Closing Date, (c) subsequent to the Closing, the date on which Domesticated GigCapital7 completes a liquidation, merger, stock exchange or other similar transaction that results in all of GigCapital7’s shareholders having the right to exchange their securities for cash, securities or other property. The “Lock-Up Securities” means any shares of Domesticated Purchaser Common Stock or other equity securities of Domesticated GigCapital7 (including securities convertible into or exercisable or exchangeable for Domesticated Purchaser Common Stock) that are held by a Lock-Up Party as of immediately following the Closing Date, but excluding any securities acquired by such Lock-Up Party pursuant to any post-closing incentive or equity compensation plan or in open market transactions.

Notwithstanding the above, the Lock-Up Agreement will permit transfers to certain permitted transferees, provided that such transferees agree to be bound by the terms of the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the form of Lock-Up Agreement, a copy of which is filed with this Current Report as Exhibit D to Exhibit 2.1, and the terms of which are incorporated into this Current Report by reference.

Item 7.01	Regulation FD Disclosure.

On September 29, 2025, GigCapital7 and the Company issued a joint press release announcing the execution of the Business Combination Agreement (the “Press Release”). A copy of the Press Release is attached to this Current Report as Exhibit 99.1 and incorporated into this Current Report by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing of GigCapital7 under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It

GigCapital7 and the Company intend to file the Registration Statement with the SEC, which will include preliminary and definitive proxy statements to be distributed to GigCapital7’s shareholders in connection with GigCapital7’s solicitation of proxies for the shareholder vote in connection with the Transactions, the prospectus relating to the offer of securities to be issued in connection with the Merger, and other matters to be described in the Registration Statement. After the Registration Statement has been filed and declared effective by the SEC, GigCapital7 will mail a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents (the “GigCapital7 Shareholder Materials”) to its shareholders as of the record date established for voting on the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GIGCAPITAL7’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/REGISTRATION STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH GIGCAPITAL7’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AGREEMENT, MERGER AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/REGISTRATION STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GIGCAPITAL7, THE COMPANY AND THE PROPOSED TRANSACTIONS. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination Agreement and the Transactions. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 6, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 16, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination Agreement and the Transactions will be set forth in the Proxy Statement/Registration Statement, along with information concerning the interests of the Company’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of the Company’s or GigCapital7’s equity holders generally. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the federal securities laws, including the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Merger, the entry into agreements related to the Transaction, and GigCapital7’s or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, without limitation, statements regarding GigCapital7’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the Merger, the satisfaction of the closing conditions to the Merger and other Transactions, and the timing of the completion of the Merger and other Transactions. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of the Company and/or GigCapital7), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GigCapital7 and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or other definitive agreements in connection thereto; (2) the outcome of any legal proceedings that may be instituted against the Company, GigCapital7 or others following the announcement of the Business Combination Agreement and any definitive agreements with respect thereto; (3) the inability to complete the Transactions due to the failure to obtain consents and approvals of the shareholders of GigCapital7 or the SEC’s declaration of the effectiveness of the Registration Statement (which will including the Proxy Statement/Registration Statement contained therein) to be filed by GigCapital7 and the Company; (4) failure to obtain financing to complete the Transactions or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the Transactions; (5) changes to the proposed structure of the Transactions as a result of applicable laws, regulations or conditions; (6) the ability of GigCapital7 to meet applicable listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of the Company as a result of the announcement and consummation of the Merger; (8) projections, estimates and forecasts of revenue and other financial and performance metrics; (9) projections about industry trends and market opportunity; expectations relating to the demand for the Company’s micro modular reactor (“MMR”) technology; (9) the Company’s ability to scale and grow its business; (10) the cash position of the Company following closing of the Merger; (11) the risk that the Transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the Transactions; (12) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the Company to successfully commercialize its MMR, and the Company’s ability to source and maintain key relationships with management and key employees; (13) the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (14) costs related to the Transactions; (15) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding the classification and management of nuclear energy resources, including evolving environmental standards, permitting requirements, and potential changes in applicable laws or regulations; changes in applicable laws and regulations; political and economic developments and market volatility; (16) the possibility that the Company and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (17) risks relating to the Company’s anticipated operations and business, including its focus on the development and commercialization of MMR technologies; (18) the risk that the Company does not ever enter into any definitive agreements in connection with commercialization of its technology; (19) the risk that the Company is pursuing an emerging market; (20) the amount of redemption requests made by the GigCapital7 public shareholders; and (21) other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or the Company, including the Registration Statement that the Company and GigCapital7 intend to file in connection with the Business Combination, and GigCapital7’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the Proxy Statement/Prospectus filed after the date hereof. In addition, there may be additional risks that neither GigCapital7 or the Company presently know, or that GigCapital7 or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither GigCapital7 nor the Company undertakes any duty to update these forward-looking statements. The inclusion of any statement in this communication does not constitute an admission by GigCapital7, the Company, or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the SEC meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Business Combination Agreement, dated September 27, 2025, by and among GigCapital7 Corp., MMR Merger Sub, Inc., and Hadron Energy, Inc.

10.1	Sponsor Support Agreement, dated September 27, 2025, by and among GigAcquisitions7 Corp., GigCapital7 Corp. and Hadron Energy, Inc.

10.2	Transaction Support Agreement dated September 27, 2025, by and among GigCapital7 Corp. and certain of the stockholders of Hadron Energy, Inc. named in the Transaction Support Agreement.

99.1	Press Release dated September 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL7 CORP.

Dated: September 29, 2025	By:	/s/ Dr. Avi Katz
	Name:	Dr. Avi S. Katz
	Title:	Chief Executive Officer